ECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 5, 2010

OptimizeRx Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53605	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

407 Sixth Street, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  248.651.6568

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01     Entry into a Material Definitive Agreement

The information set forth in Item 2.03 is incorporated into this Item 1.01 by reference.

SECTION 2 – Financial Information

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 5, 2010, we issued a secured promissory note (the “Note”) in the principal amount of $1,000,000 to Physicians Interactive, Inc., a Delaware corporation (the “Investor”). The Investor also received a seven year warrant to purchase up to 1,000,000 shares of our common stock at an initial exercise price of $2.25 per share and a contingent seven year warrant to purchase up to an aggregate of 1,000,000 shares of our common stock at an initial exercise price of $2.00 based on royalties we may receive under a Strategic Partnering Agreement we entered into with Physicians Interactive Holdings, LLC (together the “Warrants”).

The Note accrues interest at a rate of 6% per annum, compounded on April and October each year, which will be paid together with the repayment of the principal amount at the earliest of (i) September 12, 2012; (ii) prepayment of the Note at our option (iii) the occurrence of an Event of Default (as defined in the Note); or (iv) the “Maturity Date” as defined in our Certificate of Designation for our Series B Convertible Preferred Stock.

The Notes and Warrants were issued pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) dated as of October 5, 2010 with the Investor.  The Investor is entitled to certain contractual benefits under the Purchase Agreement, which are summarized as follows:

▪
Until June 4, 2012 or until prepayment in full of all obligations under the Note, the right, subject to certain exceptions, to participate in any subsequent sale of our common stock or any securities convertible into our common stock up to 30% of the amount of the financing;

▪	At any time when the Note is outstanding, the right to nominate a designee of Investor for election to our Board of Directors and to provide such nominee with D&O insurance coverage;

▪
At any time when the Note is outstanding, we are prohibited from: issuing dividends or repurchasing our outstanding shares, incurring certain indebtedness, issuing securities that are senior to the Note; disposing of 20% of our assets; incurring a change in control; increasing the authorized size of our Board of Directors; entering into certain transactions with affiliates; or registering certain shares; and

▪
Upon the occurrence and continuance of an Event of Default (as defined in the Purchase Agreement), the Investor may at any time (unless all defaults shall theretofore have been remedied) require us to pay immediately 125% of the sum of all unpaid principal on the Note plus all accrued but unpaid interest and other amounts payable thereunder.

Our wholly-owned subsidiary, OptimizeRx Corporation, a Michigan corporation (the “Guarantor”), entered into a Guaranty Agreement (the “Guaranty”) with Investor to guarantee the prompt and complete payment when due of all principal, interest and other amounts under the Note.  The obligations under the Guaranty are independent of our obligations under the Note and separate actions may be brought against the Guarantor.

Vicis Capital Master Fund, a sub-trust of Vicis Capital Series Master Trust, a unit trust organized and existing under the laws of the Cayman Islands (“Vicis”) was instrumental in facilitating our $1,000,000 financing transaction with Investor by participating and by making certain concessions in our transaction documents with the Investor. As previously reported, we entered into two financing transactions with Vicis. The first was a Securities Purchase Agreement for the sale of Series A Convertible Preferred Stock dated as of September 8, 2008 and the second was a Securities Purchase Agreement dated as of June 4, 2010 for the sale of Series B Convertible Preferred Stock (the “Vicis Financings”).  In connection with the Vicis Financings, we granted Vicis a security interest in our assets and further agreed to register certain shares brought about by the financings.  In order to induce the Investor to enter into an agreement with us, Vicis agreed to modify its security agreement and registration rights agreement.

Specifically, we entered into a Second Amended and Restated Security Agreement with Vicis and the Investor, which granted the parties a security interest in substantially all of our assets.  The Guarantor also entered into a Second Amended and Restated Guarantor Security Agreement with Vicis and the Investor, which granted the parties a security interest in substantially all of the Guarantor’s assets.

We further entered into an Amended and Restated Registration Rights Agreement with Vicis and the Investor to file a registration statement upon demand to cover the resale of the shares of our common stock issuable upon exercise of the Investor’s Warrants, the shares of our common stock issuable upon conversion of Vicis’ Series B Convertible Preferred Stock, and the shares of our common stock issuable as dividends on the Series B Convertible Preferred Stock.

We were also a party to a Securityholders’ Agreement where Vicis and the Investor contracted over matters including, the maturity date for the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, preemptive rights for future financings, and voting rights for nominee directors.  Finally, we were a party to an Intercreditor Agreement where Vicis and the Investor contracted over matters including, confirming the relative priority with respect to our collateral assets, providing for the orderly sharing of the proceeds of such assets, and agreeing upon the terms of the subordination of our obligations.

The description of the transactions contained herein are qualified in their entirety by reference to the Note, the Warrants, the Purchase Agreement, the Guarantee, Secured Convertible Minimum Borrowing Note, Security and Purchase Agreement, Second Amended and Restated Security Agreement, Second Amended and Restated Guarantor Security Agreement, Amended and Restated Registration Rights Agreement, Securityholders’ Agreement, and Intercreditor Agreement filed as Exhibits 10.1 - 10.12, respectively, and incorporated herein by reference.

SECTION 3 – Securities and Trading Markets

Item 3.02     Unregistered Sales of Equity Securities

The information set forth in Item 2.03 is incorporated into this Item 3.02 by reference.

The description of the transactions contained herein are qualified in their entirety by reference to the Note, the Warrants, the Purchase Agreement,the Guaranty, , Second Amended and Restated Security Agreement, Second Amended and Restated Guarantor Security Agreement, Amended and Restated Registration Rights Agreement, Securityholders’ Agreement, and Intercreditor Agreement filed as Exhibits 10.1 - 10.10, respectively, and incorporated herein by reference.

SECTION 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Secured Promissory Note dated October 5, 2010
10.2	Warrant to Purchase to Purchase Shares of Common Stock dated October 5, 2010
10.3	Contingent Warrant to Purchase Shares of Common Stock dated October 5, 2010
10.4	Securities Purchase Agreement dated October 5, 2010
10.5	Guaranty Agreement dated October 5, 2010
10.6	Second Amended and Restated Security Agreement dated October 5, 2010
10.7	Second Amended and Restated Guarantor Security Agreement dated October 5, 2010
10.8	Amended and Restated Registration Rights Agreement dated October 5, 2010
10.9	Securityholder’s Agreement dated October 5, 2010
10.10	Intercreditor Agreement dated October 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptimizeRx Corporation

/s/ David Lester
David Lester
Chief Executive Officer

Date: October 5, 2010